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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 2-88373) UNDER THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 27
                                      AND


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 29


                              VANGUARD STAR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE ON APRIL 28, 2000, PURSUANT
                         TO PARAGRAPH (A) OF RULE 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.



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


     The Vanguard STAR and LifeStrategy Funds' prospectuses from the prior filing are incorporated by reference.

                                     PART B

                              VANGUARD(R) STAR FUNDS
                                   (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 28, 2000


     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated April 28, 2000). To obtain a Prospectus or the most recent Annual Report to Shareholders, which contains the Funds' Financial Statements as hereby incorporated by reference, please call the Investor Information Department:


                         INVESTOR INFORMATION DEPARTMENT
                              1-800-662-7447(SHIP)

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DESCRIPTION OF THE FUNDS.....................................................B-1
FUNDAMENTAL INVESTMENT LIMITATIONS...........................................B-3
INVESTMENT POLICIES..........................................................B-4
MANAGEMENT OF THE FUNDS......................................................B-8
INVESTMENT ADVISORY SERVICES................................................B-10
PORTFOLIO TRANSACTIONS......................................................B-20
PURCHASE OF SHARES..........................................................B-20
REDEMPTION OF SHARES........................................................B-21
SHARE PRICE.................................................................B-21
YIELD AND TOTAL RETURN......................................................B-22
COMPARATIVE INDEXES.........................................................B-23
FINANCIAL STATEMENTS........................................................B-25

                            DESCRIPTION OF THE FUNDS


ORGANIZATION

     The Trust was organized as a Pennsylvania business trust in 1983, and was reorganized as a Delaware business trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end diversified management investment company. It currently offers the following Funds, each of which has outstanding one class of shares:


               Vanguard Developed Foreign Markets Stock Index Fund Vanguard Institutional Developed Foreign Markets Stock Index Fund
              Vanguard LifeStrategy(TM) Conservative Growth Fund
                        Vanguard LifeStrategy Growth Fund
                        Vanguard LifeStrategy Income Fund
                   Vanguard LifeStrategy Moderate Growth Fund
                            Vanguard STAR(TM) Fund
                  Vanguard Total International Stock Index Fund
                 (individually, a Fund; collectively, the Funds)

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that a single fund or class of shares may issue.

SERVICE PROVIDERS

     CUSTODIAN. First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19106 and The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245, serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Funds' independent accountants. The accountants audit the Funds' financial statements and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of each Fund's shares, other than the possible future termination of a Fund. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a fund shareholder will not be personally liable for payment of the fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a fund obligation only if the fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment of the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any Fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon written request of shareholders representing 10% or more of the fund's net assets, and to change any fundamental policy of the fund. Shareholders of a fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net assets owned on the record date. However, only the shares of a fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of Fund liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of each Fund.

     REDEMPTION PROVISIONS. The Funds' redemption provisions are described in their current prospectuses and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENTS. Each Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, a fund must comply with certain requirements. If a fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

     Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any way without the approval of the holders of a majority of the affected Fund's shares. For these purposes, a "majority" of a Fund's shares means shares representing the lesser of (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of a Fund's net asset value.

     BORROWING. A Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

     COMMODITIES. A Fund may not purchase or sell commodities, except that the Institutional Developed Markets Index, Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     ILLIQUID. A Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INVESTING FOR CONTROL. A Fund may not invest in a company for the purpose of controlling its management.

     LOANS. A Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.

     MARGIN. A Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. A Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

     PUTS, CALLS. A Fund may not purchase or sell puts or calls.

     PLEDGING ASSETS. A Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

  REAL ESTATE. A Fund may not invest directly in real estate.

     SENIOR SECURITIES. A Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. A Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     The investment limitations set forth above relate only to the Funds, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.

                              INVESTMENT POLICIES

     The following policies supplement the Funds' investment policies set forth in the Prospectuses:

     REPURCHASE AGREEMENTS. Each Fund (and each of the underlying Vanguard funds) may invest in repurchase agreements with commercial banks, brokers, or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Fund's custodian bank until repurchased. In addition, the Funds' Board of Trustees will monitor each Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     FUTURES CONTRACTS. Institutional Developed Foreign Markets Stock Index, Developed Foreign Markets Stock Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Trades in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the

Advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised on the nature of the transactions.

     ILLIQUID SECURITIES. Each underlying fund may invest up to 15% (10% for Prime Money Market Fund) of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the fund's books.

     The underlying funds may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for the funds to convert to cash if needed.

     If a substantial market develops for a restricted security held by a fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the funds' Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions.

Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

LENDING OF SECURITIES. The Funds (or any underlying fund) may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (a) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the fund at any time and (d) the fund receive reasonable interest on the loan which may include the fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' Board of Trustees.

     FOREIGN INVESTMENTS. Each underlying fund in which the Funds invest may invest its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently dominated in foreign currencies, and since the funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the funds will be affected favorable or unfavorable by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     Country Risk. As foreign countries are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the funds will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the funds' foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of theses taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by each fund. However, these foreign withholding taxes are not expected to have a significant impact on the funds.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or
other  debt   instrument   (including,   to  the  extent  provided
in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stock) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies.

     TEMPORARY INVESTMENTS. Each underlying fund in which the Funds invest may take temporary defensive measures that are inconsistent with the funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, the funds may fail to achieve their investment objective.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND TRUSTEES

     The officers of each Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Funds and choose its officers. The following is a list of the Trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years. As a group, the Funds' Trustees and officers own less than 1% of the outstanding shares of each Fund. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the funds administered by Vanguard. The mailing address of the Trustees and officers of the Funds is Post Office Box 876, Valley Forge, PA 19482.




JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee Vice President, Chief Information Officer, and member of the Executive Committee of Johnson & Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization): Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Select Sector SPDR Trust (Exchange-traded Mutual Fund).

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (Machinery/Coal/ Appliances); and Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee Retired Chairman of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co.(Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary* Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer* Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller* Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------
*Officers of the Funds are "interested persons" as defined in the 1940 Act.

     The Trustees and officers of the Funds will receive no remuneration from the Funds. However, the Trustees are also Trustees of The Vanguard Group, Inc. (Vanguard) and of the Funds' underlying investment companies in The Vanguard Group (the Vanguard funds). Each Vanguard fund pays its unaffiliated Trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.

THE VANGUARD GROUP

     GENERAL. Each Fund is part of the Vanguard family of mutual funds, which consists of more than 35 investment companies with over 100 funds. Each of the Vanguard funds receives at cost from The Vanguard Group, Inc. (Vanguard) virtually all of its administrative and distribution services. Vanguard also provides investment advisory services at cost to certain Vanguard funds; other Vanguard funds are advised by independent advisers unaffiliated with Vanguard.

     Vanguard is jointly owned by all of the Vanguard funds except the STAR Funds and one other investment company (the Member funds). Each of the Member funds contributes to Vanguard's capitalization, and pays its share of Vanguard's expenses, pursuant to formulas determined by the Member funds' boards of trustees. The STAR Funds are not Member funds because they contribute to Vanguard's capitalization and expenses indirectly through ownership of certain Vanguard funds. It is possible that, in the future, the Funds may become

Member funds, but this will only happen on terms that assure that the Funds will not bear any duplicative capital contribution or expense allocation costs.

     SPECIAL SERVICING AGREEMENT. The Funds and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Funds with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Funds pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Funds. The Agreement further provides that the Funds' expenses will be offset, in whole or in part, by reimbursement from Vanguard for (a) contributions made by the Funds to the cost of operating the Vanguard funds in which the Funds invest, and
(b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds. The Funds' Board of Trustees believe that the reimbursements to be made by Vanguard to the Funds should be sufficient to offset most or all of the expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio. For the fiscal year ended December 31, 1999, all of the Funds in fact had expense ratios of zero. Of course, there is no guarantee that this will always be the case.

     Although the Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of December 31, 1999, it is estimated that the indirect expense ratio of the Funds was as follows: STAR Fund--[0.37%]; LifeStrategy Income Fund--[0.29%]; LifeStrategy Conservative Growth Fund--[0.29%]; LifeStrategy Moderate Growth Fund--[0.29%]; LifeStrategy Growth Fund--[0.29%]; Total International Stock Index Fund--[0.34%]. Vanguard Institutional Developed Foreign Markets and Vanguard Developed Foreign Markets Stock Index Funds did not commence operations until April 28, 2000.

     CODE OF ETHICS. Vanguard has adopted a Code of Ethics designed to prevent certain officers and employees of Vanguard who may have access to nonpublic information about the trading activities of Vanguard funds from profiting from that information. The Code places substantive and procedural restrictions on securities trades by Vanguard access persons and their immediate family members. For example, the Code requires that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of Vanguard funds. The provisions of Vanguard's Code of Ethics are similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

                          INVESTMENT ADVISORY SERVICES

     The Funds do not employ an investment adviser. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds' Board of Trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the Trustees to retain an investment adviser if they determine that such action is in the best interests of the shareholders of each Fund. The Trustees have no present intention to retain an investment adviser for any of the Funds. A Fund could not retain an investment adviser without first obtaining shareholder approval.

     The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The following is a description of the investment advisory agreements for each underlying Vanguard fund.

                              VANGUARD WINDSOR FUND

     Vanguard Windsor Fund employs a multimanager approach, using two primary investment advisers for the bulk of its assets and Vanguard's Core Management Group to manage its cash reserves.

WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP (Wellington Management) manages a portion of the assets of Vanguard Windsor Fund. Windsor Fund pays Wellington Management a basic fee, calculated by applying a quarterly rate, based on the following annual percentage rates, to Windsor Fund's average month-end net assets managed by Wellington Management for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $17.5 billion ................... 125%
     Assets in excess of $17.5 billion ..... 100%

     The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Wellington Management for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the S&P 500) for the same period.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Windsor Fund incurred the following advisory fees owed to Wellington Management:

                                           1997          1998          1999
                                           ----          ----          ----
     Basic Fee                      $23,502,000   $24,971,000   $19,713,650
     Increase/(Decrease) for        (11,821,000)  (15,501,000)  (14,040,175)
       Performance Adjustment       ----------------------------------------
     Total                          $11,681,000   $ 9,470,000   $ 5,673,475
                                    ----------------------------------------
                                    ----------------------------------------

SANFORD C. BERNSTEIN & CO., INC.

     Sanford C. Bernstein & Co., Inc. (Bernstein) manages a portion of the assets of Vanguard Windsor Fund. The fund pays Bernstein a basic fee at the end of each of the fund's fiscal quarters, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the managed by Bernstein for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $1 billion .....................  .15%
     Next $2 billion ......................  .14%
     Next $2 billion ......................  .12%
     Assets in excess of $5 billion .......  .10%

     The basic fee may be increased or decreased by applying an adjustment formula based on the investment performance of the assets of the fund managed by Bernstein for the thirty-six months preceding the end of the quarter relative to the investment record of the Russell 1000 Value Index for the same period.

     During the fiscal years ended October 31, 1999, Windsor Fund incurred the following advisory fees owed to Bernstein:

                                                             1999
                                                             ----
     Basic Fee ....................................... $2,309,256
     Increase/(Decrease) for Performance Adjustment ..          0
                                                       ----------
     Total ........................................... $2,309,256
                                                       ----------
                                                       ----------

                          VANGUARD MORGAN GROWTH FUND

     Vanguard Morgan Growth Fund employs three separate investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

WELLINGTON MANAGEMENT COMPANY, LLP

     Morgan Fund employs Wellington Management Company, LLP (Wellington Management) under an investment advisory agreement to manage the investment and reinvestment of approximately xx% (as of December 31, 1999) of the fund's assets and to continuously review, supervise, and administer the fund's investment program. Wellington Management discharges its responsibilities subject to the control of Morgan's officers and Trustees.

     Wellington Management is a Massachusetts limited liability partnership, and the following persons serve as managing partners of Wellington Management:
Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960.

     Morgan Fund pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $500 million ..................  .175%
     Next $500 million ...................  .100%
     Assets in excess of $1 billion ......  .075%

     The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the fund's assets managed by Wellington Management, over a 36-month period, relative to the investment record of a benchmark index composed of the stocks held in the country's 50 largest growth stock mutual funds (the Growth Fund Stock Index).

     During the fiscal years ended December 31, 1997, 1998, and 1999, Morgan Fund incurred the following advisory fees owed to Wellington Management:

                                                   1997        1998        1999
                                                   ----        ----        ----
     Basic Fee ............................  $1,292,417  $1,541,922  $x,xxx,xxx
     Increase/(Decrease) for Performance
       Adjustment .........................     (63,493)     76,371      xx,xxx
                                             ----------------------------------
     Total ................................  $1,228,924  $1,618,293  $x,xxx,xxx
                                             ----------------------------------
                                             ----------------------------------

FRANKLIN PORTFOLIO ASSOCIATES LLC

     Morgan Fund employs Franklin Portfolio Associates LLC under an investment advisory agreement to manages the investment and reinvestment of approximately xx% (as of December 31, 1999) of the fund's assets. Franklin Portfolio
Associates discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     Franklin Portfolio Associates is a Massachusetts limited liability company. The shares of Franklin Portfolio Associates are owned by MBC Investments Corporation, a holding company of Mellon Bank Corporation.

     Morgan Fund pays Franklin Portfolio Associates a basic fee by applying various percentage rates to the average net assets of the fund managed by Franklin Portfolio Associates. The fee schedule is as follows:

NET ASSETS                                   RATE
----------                                   ----
First $100 million ........................  .25%
Next $200 million .........................  .20%
Next $200 million .........................  .15%
Next $500 million .........................  .10%
Next $4 billion ...........................  .08%
Assets in excess of $5 billion ............  .06%

     The basic fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the fund managed by Franklin Portfolio Associates, over a 36-month period, relative to the investment record of the Growth Fund Stock Index.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Morgan Fund incurred the following advisory fees owed to Franklin Portfolio Associates:

                                                   1997        1998        1999
                                                   ----        ----        ----
     Basic Fee ............................  $1,310,220  $1,701,152  $x,xxx,xxx
     Increase/(Decrease) for Performance
       Adjustment .........................     571,862     383,794     xxx,xxx
                                             ----------------------------------
     Total ................................  $1,882,082  $2,084,946  $x,xxx,xxx
                                             ----------------------------------
                                             ----------------------------------

VANGUARD'S CORE MANAGEMENT GROUP

     Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to approximately xx% of Morgan Fund's assets as of December 31, 1999.

     During the fiscal years ended December 31, 1997, 1998, and 1999, Morgan Fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts: $219,000, $317,000, and $xxx,xxx, respectively.

                   VANGUARD GNMA AND LONG-TERM CORPORATE FUNDS

     Wellington Management Company, LLP (Wellington Management) serves as investment adviser to GNMA and Long-Term Corporate Funds. Each of the funds pays Wellington Management an investment advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each fund.

                               VANGUARD GNMA FUND

     NET ASSETS                              RATE
     ----------                              ----
     First $3 billion ....................  .020%
     Next $3 billion .....................  .010%
     Assets in excess of $6 billion ......  .008%

                        VANGUARD LONG-TERM CORPORATE FUND

     NET ASSETS                              RATE
     ----------                              ----
     First $1 billion ....................  .040%
     Next $1 billion .....................  .030%
     Next $1 billion .....................  .020%
     Assets in excess of $3 billion ......  .015%

     During the fiscal years ended January 31, 1998, 1999, and 2000, GNMA and Long-Term Corporate Funds paid Wellington Management the following advisory fees:

     FUND                                         1998        1999         2000
     ----                                         ----        ----         ----
     GNMA ................................  $1,067,000  $1,229,000   $x,xxx,000
                                            -----------------------------------
                                            -----------------------------------
     Long-Term Corporate .................    $963,000  $1,048,000   $x,xxx,000
                                            -----------------------------------
                                            -----------------------------------


                       VANGUARD SHORT-TERM CORPORATE FUND

     Vanguard  Short-Term   Corporate  Fund  receives  its  investment  advisory
services on an "internalized," at-cost basis from an investment management staff employed directly by Vanguard. This staff, Vanguard's Fixed Income

Group, is supervised by the officers of the fund. During the fiscal years ended January 31, 1998, 1999, and 2000, the fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts:
$698,000, $671,000, and $xxx,000, respectively.

                               VANGUARD WINDSOR II

     Vanguard Windsor II Fund employs a multimanager approach utilizing four investment advisers, each of whom manages the investment and reinvestment of a portion of the fund's assets.

BARROW, HANLEY, MEWHINNEY & STRAUSS

     Windsor II Fund has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) to manage a portion of the fund's equity assets (approximately 64%, as of October 31, 1999). Under this agreement, Barrow, Hanley manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Barrow, Hanley discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     Barrow Hanley is a Nevada corporation controlled by the following officers of Barrow Hanley: James Purdy Barrow, Principal; Bryant Miller Hanley, Jr., President, Secretary and Treasurer; Richard Albert Englander, Principal; and Joseph Ray Nixon, Principal.

     Windsor II Fund pays Barrow, Hanley a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the fund managed by Barrow, Hanley for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $200 million ..................  .300%
     Next $300 million ...................  .200%
     Next $500 million ...................  .150%
     Assets in excess of $1 billion ......  .125%

     The basic fee paid to Barrow, Hanley, as provided above, will be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the assets of the fund managed by Barrow, Hanley over a trailing 36-month period relative to that of the Standard & Poor's 500/BARRA Value Index (the BARRA Value Index). The BARRA Value Index includes stocks in the Standard and Poor's 500 Composite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Windsor II Fund incurred the following advisory fees owed to Barrow, Hanley:

                                                 1997         1998         1999
                                                 ----         ----         ----
     Basic Fee .........................  $16,925,953  $24,225,773  $27,518,622
     Increase/(Decrease) for
       Performance Adjustment ..........    2,495,021    3,887,915   (1,429,591)
                                          --------------------------------------
     Total .............................  $19,420,974  $28,113,688  $26,089,031
                                          --------------------------------------
                                          --------------------------------------

EQUINOX CAPITAL MANAGEMENT, INC.

     Windsor II Fund has entered into an investment advisory agreement with Equinox Capital Management, Inc. (Equinox) to manage a portion of the fund's equity assets (approximately 14%, as of October 31, 1999). Under this agreement, Equinox manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Equinox discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     Equinox is a Delaware Limited Liability Company controlled by the following officers of Equinox: Ronald J. Ulrich, Director and President; and Wendy D. Lee, Managing Director.

     Windsor II Fund pays Equinox a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of the fund's average month-end net assets managed by Equinox. The fee schedule is as follows:

     NET ASSETS                              RATE
     ----------                              ----
     First $400 million ..................  .200%
     Next $600 million ...................  .150%
     Next $1 billion .....................  .125%
     Assets in excess of $2 billion ......  .100%

     The basic fee paid to Equinox may be increased or decreased by applying an adjustment formula based on the 36-month investment performance of the fund's assets managed by Equinox relative to the investment record of the Russell 1000 Value Index.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Windsor II Fund incurred the following advisory fees owed to Equinox:

                                                   1997        1998        1999
                                                   ----        ----        ----
     Basic Fee ...........................   $2,791,342  $3,945,052  $4,992,060
     Increase/(Decrease) for Performance
       Adjustment ........................      408,295     868,234   1,788,014
                                             ----------------------------------
     Total ...............................   $3,199,637  $4,813,286  $6,780,074
                                             ----------------------------------
                                             ----------------------------------

TUKMAN

     Windsor II Fund has entered into an investment advisory agreement with Tukman Capital Management, Inc. (Tukman) to manage a portion of the fund's equity assets (approximately 12%, as of October 31, 1999). Under this agreement, Tukman manages the investment and reinvestment of the designated assets and continuously reviews, supervises, and administers the investment program of the fund with respect to those assets. Tukman discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     Tukman is a Delaware  corporation  controlled by the following  Officers of
Tukman: Melvin T. Tukman, President and Director, and Daniel L. Grossman, Vice President.

     Windsor II Fund pays Tukman a basic fee by applying a quarterly rate, based on the following annual percentage rates, to the portion of Windsor II's average month-end assets managed by Tukman:

     NET ASSETS                              RATE
     ----------                              ----
     First $25 million ....................  .40%
     Next $125 million ....................  .35%
     Next $350 million ....................  .25%
     Next $500 million ....................  .20%
     Assets in excess of $1 billion .......  .15%

     The basic fee paid to Tukman may be increased or decreased by applying an incentive/penalty fee adjustment based on the 36-month investment performance of the fund's assets managed by Tukman relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Windsor II Fund incurred the following advisory fees owed to Tukman:

                                                   1997        1998        1999
                                                   ----        ----        ----
     Basic Fee ...........................   $3,622,904  $5,126,168  $6,192,444
     Increase/(Decrease) for
       Performance Adjustment ............      785,658     992,760  (2,000,847)
                                             -----------------------------------
     Total ...............................   $4,408,562  $6,118,928  $4,191,597
                                             -----------------------------------
                                             -----------------------------------

VANGUARD'S CORE MANAGEMENT GROUP

     Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of Windsor II Fund's assets (approximately 6%, as of October 31, 1999). The Core Management Group also provides investment advisory services to several other Vanguard funds. The Core Management Group is supervised by the officers of the fund.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Windsor II Fund incurred expenses for investment advisory services in the following approximate amounts: $196,000, $287,000, and $511,000, respectively.

                             VANGUARD EXPLORER FUND

     Vanguard Explorer Fund employs four investment advisers: Wellington Management Company, LLP (Wellington Management), 75 State Street, Boston, MA 02109; Granahan Investment Management, Inc. (Granahan), 275 Wyman Street, Waltham, MA 02154; Chartwell Investment Partners (Chartwell), 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312; and Vanguard's Core Management Group. Until February 28, 1990, when Explorer acquired the assets of Explorer II, Wellington Management was sole investment adviser to Explorer (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund.

     The proportion of the net assets of Explorer managed by each adviser is established by the Board of Trustees of Explorer, and may be changed in the future by the Board of Trustees as circumstances warrant.

WELLINGTON MANAGEMENT COMPANY, LLP

     Explorer has entered into an advisory agreement with Wellington Management under which Wellington Management manages the investment and reinvestment of a portion of Explorer's assets and continuously reviews, supervises, and administers Explorer's investment program with respect to those assets. As of October 31, 1999, Wellington Management managed approximately 29% of Explorer's equity investments. Wellington Management discharges its responsibilities subject to the control of the officers and Trustees of Explorer.

     Explorer pays Wellington Management a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer's average month-end net assets managed by Wellington Management for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $500 million ..................  .250%
     Next $250 million ...................  .200%
     Next $250 million ...................  .150%
     Assets in excess of $1 billion ......  .100%

     The basic fee paid to Wellington Management may be increased or decreased by applying an incentive/ penalty fee adjustment based on the 36-month investment performance of the fund's assets managed by Wellington Management relative to the investment performance of the Small Company Growth Fund Stock Index.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Explorer Fund paid Wellington Management the following advisory fees:

                                                   1997        1998        1999
                                                   ----        ----        ----
     Basic Fee ...........................   $1,950,387  $1,647,928  $1,588,542
     Increase/(Decrease) for Performance
       Adjustment ........................      (89,408)   (288,253)    659,915
                                             ----------------------------------
     Total ...............................   $1,860,979  $1,359,675  $2,248,457
                                             ----------------------------------
                                             ----------------------------------

GRANAHAN INVESTMENT MANAGEMENT, INC.

     Granahan Investment Management, Inc. (Granahan) serves as a second investment adviser to Explorer. Under its advisory agreement, Granahan manages the investment and reinvestment of a portion of Explorer's assets and continuously reviews, supervises, and administers Explorer's investment program with respect to those assets. As of October 31, 1999, Granahan managed approximately 46% of Explorer's equity investments. Granahan discharges its responsibilities subject to the control of the officers and Trustees of Explorer.

     Granahan is an investment advisory firm specializing in small company stock investments. Mr. John Granahan is the President and major stockholder of Granahan Investment Management, Inc.

     Explorer pays Granahan a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the portion of Explorer's average month-end net assets managed by Granahan for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $500 million                     .300%
     Next $250 million                      .200%
     Next $250 million                      .150%
     Assets in excess of $1 billion         .100%

     The basic fee paid to Granahan may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the fund's assets managed by Granahan over a trailing thirty-six month period relative to that of the Small Company Growth Fund Stock Index for the same period.

     During the fiscal years ended October 31, 1997, 1998, and 1999, Explorer Fund paid Granahan the following advisory fees:

                                                   1997        1998         1999
                                                   ----        ----         ----
     Basic Fee ............................  $2,532,966  $2,508,538   $2,476,006
     Increase/(Decrease) for Performance
       Adjustment .........................    (242,952)   (479,000)           0
                                             -----------------------------------
     Total ................................  $2,290,014  $2,029,538   $2,476,006
                                             -----------------------------------
                                             -----------------------------------

CHARTWELL INVESTMENT PARTNERS

     Explorer has entered into an advisory agreement with Chartwell Investment Partners (Chartwell) under which Chartwell manages the investment and reinvestment of a portion of Explorer's assets and continuously reviews, supervises, and administers Explorer's investment program with respect to those assets. As of October 31, 1999, Chartwell managed approximately 11% of Explorer's equity investments. Chartwell discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     Chartwell is an employee-owned investment partnership providing equity and fixed income management. Edward N. Antoian, one of the firm's partners, is the portfolio manager for their small-capitalization growth products.

     For the services provided by Chartwell under the advisory agreement, Explorer will pay Chartwell a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of Explorer managed by Chartwell for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $250 million ..................  0.40%
     Next $250 million ...................  0.30%
     Assets in excess of $500 million ....  0.20%

     Effective with the quarter ended July 31, 1998, the basic fee, as provided above, shall be increased or decreased by applying an incentive/penalty fee adjustment based on the 36-month investment performance of the assets of Explorer managed by Chartwell relative to the investment performance of the Small Company Growth Fund Stock Index, which is made up of stocks held by the nation's 25 largest small company funds.

     For the period August 1, 1997 to October 31, 1997, and the fiscal years ended October 31, 1998 and 1999, Explorer paid Chartwell the following advisory fees:

                                          AUG. 1-OCT. 31
                                                    1997       1998         1999
                                                    ----       ----         ----
     Basic Fee ........................         $202,329   $952,259   $1,042,721
     Increase/(Decrease) for
       Performance Adjustment .........                0    (71,146)      70,879
                                          --------------------------------------
     Total ............................         $202,329   $881,113   $1,113,600
                                          --------------------------------------
                                          --------------------------------------

THE VANGUARD GROUP, INC.

     Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to approximately 10% (as of October 31, 1999) of Vanguard Explorer Fund's assets, and any cash reserves held by the fund (approximately 4%, as of October 31, 1999). Vanguard's Core Management Group is supervised by the officers of the funds.

     For the period August 1, 1997 to October 31, 1997, and the fiscal years ended October 31, 1998 and 1999, the fund incurred expenses for investment advisory services provided by Vanguard in the following approximate amounts:
$2,000, $38,000, and $170,000, respectively.

                         VANGUARD U.S. GROWTH PORTFOLIO

     Vanguard World Fund entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) under which Lincoln manages the investment and reinvestment of the fund's assets and continuously reviews, supervises, and administers the fund. Lincoln discharges its responsibilities subject to the control of the officers and Trustees of the fund. Under this agreement the fund pays Lincoln an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $25 million ...................  0.40%
     Next $125 million ...................  0.35%
     Next $350 million ...................  0.25%
     Next $500 million ...................  0.20%
     Next $1.5 billion ...................  0.15%
     Next $12.5 billion ..................  0.10%
     Assets in excess of $15 billion .....  0.08%

     Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; Ray B. Zemon, Executive Vice President; David M. Fowler, Executive Vice President; Richard W. Knee, Executive Vice President; and Jay H. Freedman, Executive Vice President.

     For the fiscal  years  ended  August 31,  1997,  1998,  and 1999,  the fund
incurred   advisory   fees  of   $8,475,000,   $11,377,000,   and   $16,307,000,
respectively.

                             VANGUARD PRIMECAP FUND

     Vanguard PRIMECAP Fund employs PRIMECAP Management Company (PRIMECAP) under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. PRIMECAP discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     PRIMECAP is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are: Howard Bernard Schow, Chairman; Mitchell John Milias, Vice Chairman and Treasurer; Theofanis Anastasios Kolokotrones, President and Secretary; and Joel P. Fried, Executive Vice President.

     The fund pays PRIMECAP an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $50 million ...................  0.500%
     Next $200 million ...................  0.450%
     Next $250 million ...................  0.375%
     Next $1,750 million .................  0.250%
     Next $2,750 million .................  0.200%
     Next $5 billion .....................  0.175%
     Assets in excess of $10 billion .....  0.150%

     During the fiscal years ended December 31, 1997, 1998, and 1999, the fund incurred investment advisory fees of approximately $14,455,000, $20,669,000, and $xx,xxx,xxx, respectively.

                        VANGUARD PRIME MONEY MARKET FUND

     Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to Vanguard Prime Money Market Fund.

     During the fiscal years ended November 30, 1997, 1998, and 1999, Vanguard Prime Money Market Fund's share of Vanguard's investment advisory expenses totaled approximately $3,782,000, $3,811,000, and $x,xxx,xxx, respectively.

                         VANGUARD ASSET ALLOCATION FUND

     Vanguard Asset Allocation Fund employs Mellon Capital Management Corporation (Mellon), 595 Market St., 30th Floor, San Francisco, California, 94105, under an investment advisory agreement to manage the investment and reinvestment of the assets of the fund and to continuously review, supervise, and administer the fund's investment program. Mellon discharges its responsibilities subject to the control of the officers and Trustees of the fund.

     Mellon is an investment management firm which manages well diversified stock and bond portfolios for institutional clients. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Financial Corporation.

     Asset Allocation Fund pays Mellon a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the fund's average month-end net assets for the quarter:

     NET ASSETS                              RATE
     ----------                              ----
     First $100 million ..................  0.200%
     Next $900 million ...................  0.150%
     Next $500 million ...................  0.125%
     Assets in excess of $1.5 billion ....  0.100%

     This fee may be increased or decreased by applying an adjustment formula based on the cumulative investment performance of the fund's portfolio for the thirty-six months preceding the end of the quarter relative to the investment record of a Combined Index for the same period. The Combined Index is comprised of the Standard & Poor's 500 Composite Price Index (65% of the Combined Index) and the Lehman Brothers Long-Term U.S. Treasury Index (35% of the Combined Index).

     During the fiscal years ended September 30, 1997, 1998, and 1999, the fund incurred investment advisory fees as follows:

                                                 1997         1998         1999
                                                 ----         ----         ----
     Basic Fee                             $3,723,000   $5,466,000   $8,336,000
     Increase/(Decrease) for
       Performance Adjustment. . .           (921,000)  (1,404,000)  (1,564,000)
                                           -------------------------------------
     Total                                 $2,802,000   $4,062,000   $6,772,000
                                           -------------------------------------
                                           -------------------------------------

         VANGUARD TOTAL STOCK MARKET INDEX FUND, VANGUARD EUROPEAN STOCK
                 INDEX FUND, VANGUARD PACIFIC STOCK INDEX FUND,
               AND VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND

     Vanguard Total Stock Market, European Stock, and Pacific Stock Index Funds receive their investment advisory services on an at-cost basis from Vanguard's Core Management Group. Vanguard Total International Fund invests solely in other Vanguard funds and therefore does not employ an investment adviser or pay advisory fees. However, Total International Stock Index Fund benefits from the investment advisory services provided by Vanguard to the underlying funds in which it invests.

     During the fiscal years ended December 31, 1997,  1998, and 1999, the Funds
incurred  expenses  for  investment   advisory  services  of  approximately  the
following amounts:

     FUND                                       1997     1998     1999
     ----                                       ----     ----     ----
     European Stock Index Fund ............  $23,000  $47,000  $xx,000
     Pacific Stock Index Fund .............   23,000   47,000   xx,000
     Total Stock Market Index Fund ........   56,000   82,000   xx,000

                             PORTFOLIO TRANSACTIONS

     Each Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer--the underlying funds. As such, the Funds incur no brokerage commissions.

                               PURCHASE OF SHARES

     The purchase price of shares of the Funds is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange (generally 4 p.m. Eastern time) on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Fund's underlying securities to materially affect its net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Fund's shares.

     To assure that each Fund continues to operate in the manner set forth in its Prospectus, including the desired composition of shareholder investments in the Fund, the officers of the Funds will monitor and report to the Trustees the composition of the Funds' shareholder base. The Funds' shares will be marketed to tax-advantaged and other retirement accounts. The officers will recommend to the Trustees any action they deem necessary to assure that investments in the Funds do not become inconsistent with the policies applicable to the Funds. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

     A 0.50% portfolio transaction fee is deducted from purchases of Total International, Institutional Developed Foreign Markets, and Developed Foreign
Markets Stock Index Funds, including any purchases made by the Vanguard LifeStrategy Funds. Portfolio transaction fees are retained by the Funds in order to offset transaction costs of buying international securities in the Vanguard European, Pacific, and Emerging Markets Stock Index Funds. The fee is not a sales charge.

                              REDEMPTION OF SHARES

     Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     Each Fund has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf subject to those terms and conditions. Under this arrangement, a Fund will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Fund's instructions. Customer orders that are properly transmitted to the Fund by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

     No charge is made by the Funds for redemptions. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

                                  SHARE PRICE

     Each Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. This determination is made by appraising each Fund's underlying investment (i.e., the underlying Vanguard funds) at the price of each such fund determined at the regular close of the Exchange.

     The share price for each Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                             YIELD AND TOTAL RETURN

     The yield of each Fund for the 30-day period ended December 31, 1999 was as follows:

     LifeStrategy Conservative Growth ............  x.xx%
     LifeStrategy Growth .........................  x.xx%
     LifeStrategy Income .........................  x.xx%
     LifeStrategy Moderate Growth ................  x.xx%
     STAR ........................................  x.xx%




AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares.

     Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)1/N - 1

     Where:

          T   =average annual total return
          P   =a hypothetical initial investment of $1,000
          n   =number of years
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

AVERAGE ANNUAL AFTER-TAX TOTAL RETURN QUOTATION

     We calculate the Fund's average annual after-tax total return by finding the average annual compounded rate of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the after-tax value, according to the following formulas:

                                 P (1+T)N = ATV

     Where:

          P   =a hypothetical initial payment of $1,000
          T   =average annual after-tax total return
          n   =number of years
          ATV =after-tax value at the end of the 1-, 5-, or 10-year periods of a hypothetical $1,000 payment made at the beginning of the time period, assuming no liquidation of the investment at the end of the measurement periods

     Instructions:

1. Assume all distributions by the Fund are reinvested--less the taxes due on such distributions--at the price on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

2. Calculate the taxes due on distributions by the Fund by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Assume no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Ignore any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the Fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

4.   State the total return quotation to the nearest hundredth of one percent.

CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

     Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELDS

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((A-B)/CD+1)6 - 1]

     Where:

          a   =dividends and interest earned during the period
          b   =expenses accrued for the period (net of reimbursements)
          c   =the average daily number of shares outstanding during
               the period that were entitled to receive dividends
          d   =the maximum offering price per share on the last day of
               the period

                               COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group may from time to time use one or more of the following unmanaged indexes for comparative performance purposes.

GROWTH FUND STOCK INDEX--The Index is composed of the various common stocks that are held in the 50 largest growth stock mutual funds, using year-end assets, monitored by Morningstar, Inc. Under an agreement with Vanguard Morgan Growth Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., nor its advisers are affiliated with Morningstar or Vestek Systems in any way.

SMALL COMPANY GROWTH FUND STOCK INDEX--The Index is composed of the various domestic common stocks that are held in the 25 largest small company stock mutual funds, using year-end assets, monitored by Morningstar, Inc. Under an agreement with Vanguard Explorer Fund, Morningstar, Inc. determines the composition of the Index and Vestek Systems calculates the monthly total return. Neither The Vanguard Group, Inc., nor its advisers are affiliated with Morningstar or Vestek Systems in any way.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD AND POOR'S 500/BARRA VALUE INDEX--consists of the stocks in the Standard and Poor's 500 Composite Stock Price Index (S&P 500) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the S&P 500.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

WILSHIRE  5000  EQUITY   INDEX--consists   of  more  than  7,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX--an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of twenty-two developing countries.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST + SELECT EMERGING MARKETS FREE INDEX--an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Australia, the Far East and fifteen developing countries.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency, and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered, fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE  INDEX--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

LEHMAN  LONG-TERM  CORPORATE AA OR BETTER BOND  INDEX--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $5 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

IBBOTSON ASSOCIATES YEARBOOK--various mutual fund performance data.

LIPPER BALANCED FUND AVERAGE--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER SMALL CAP FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

                              FINANCIAL STATEMENTS

     The Funds' financial statements for the year ended December 31, 1999, appearing in the Funds' 1999 Annual Reports to Shareholders and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' Annual Reports to Shareholders, which may be obtained without charge.

                                                               SAI056-04/28/2000

                                     PART C

                               VANGUARD STAR FUNDS
                                OTHER INFORMATION


ITEM 23. EXHIBITS

(a)    Declaration of Trust**
(b)    By-Laws**
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Not Applicable
(e)    Not Applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g)    Custodian Agreements**
(h)    Special Servicing Agreement**
(i)    Legal Opinion**
(j)    Consent of Independent Accountants*
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Not Applicable
(o)    Not Applicable

  --------------------------
  * To be Filed by Amendment
 ** Filed previously


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Funds have no Investment Adviser.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodians, First Union National Bank, Philadelphia, Pennsylvania 19106, and The Chase Manhattan Bank, Brooklyn, New York 11245.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.

ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 14th day of February, 2000.


                                                      VANGUARD STAR FUNDS
                                            BY:_________________________________
                                                          (signature)
                                                         (HEIDI STAM)
                                                       JOHN J. BRENNAN*
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                     TITLE                           DATE
--------------------------------------------------------------------------------

By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      February 14, 2000
   ---------------------------  Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ JOANN HEFFERNAN HEISEN Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BRUCE K. MACLAURY      Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
      Bruce K. MacLaury*


By:/S/ BURTON G. MALKIEL      Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.  Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ JOHN C. SAWHILL        Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
      John C. Sawhill*


By:/S/ JAMES O. WELCH, JR.    Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
     James O. Welch, Jr.*


By:/S/ J. LAWRENCE WILSON     Trustee                         February 14, 2000
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS      Treasurer and Principal         February 14, 2000
   ---------------------------  Financial Officer and
       (Heidi Stam)             Principal Accounting Officer
      Thomas J. Higgins*


*By Power of  Attorney.  See File Number  33-4424,  filed on January  25,  1999.
 Incorporated by Reference.